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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      (Date of Report): Date of earliest event reported: September 23, 1999


                            ESENJAY EXPLORATION, INC.
             (Exact name of registrant as specified in its charter)

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         DELAWARE                     0-80243                         73-1421000
 (STATE OF INCORPORATION)     (COMMISSION FILE NUMBER)    (IRS EMPLOYER IDENTIFICATION NO.)
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                      500 NORTH WATER STREET, SUITE 1100 S.
                           CORPUS CHRISTI, TEXAS 78471
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (361) 883-7464
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                (NOT APPLICABLE)
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Esenjay Exploration, Inc. has completed the acquisition of 3DX Technologies Inc. via the shareholder's merger of 3DX into Esenjay. The shareholders of both companies approved the transaction at their respective meetings on September 23, 1999 and the merger was consummated the same day.

         The terms of the merger provided for 3DX shareholders to receive, at their election, either (i) the issuance of one share of Esenjay common stock for
3.25 shares of 3DX common stock; or (ii) the issuance of a new Esenjay convertible preferred stock at a ratio of one share of Esenjay convertible preferred stock for each 2.75 shares of 3DX common stock. Approximately 91% of the 3DX common shares converted into Esenjay common stock and approximately 9% were converted into Esenjay convertible preferred stock. As a result, Esenjay will issue approximately 2,906,778 new shares of common stock and approximately 356,999 shares of convertible preferred stock. Esenjay will then have approximately 18,730,049 total shares of common stock and 356,999 total shares of preferred stock outstanding.

         The convertible preferred stock may be redeemed at Esenjay's sole option until September 23, 2000 at $1.925 per share. If not redeemed by that time, the preferred will automatically convert into one share of Esenjay common stock on October 1, 2000 if the average closing price of Esenjay common stock is greater than or equal to $1.875 during the month of September 2000. If the Esenjay common stock averages less than $1.875 in September 2000, the preferred holder has the right, during the month of October of 2000, to "put" the shares to Esenjay. If put, Esenjay will then have the right to retire the convertible preferred stock for $1.65 in cash or for common stock with the number of shares of common stock adjusted based upon a formula set out in the merger agreement. Under any scenario, the convertible preferred stock is scheduled to be converted or redeemed no later than November 1, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Incorporated by reference to pages F-1 through F-30 of Esenjay's Post-Effective Amendment No. 1 to Form S-4 Registration Statement No. 333-80243.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Incorporated by reference to pages 12 and 61 through 66 of Esenjay's Post-Effective Amendment No. 1 to Form S-4 Registration Statement No. 333-80243.

         (c)      EXHIBITS.

         The following exhibits are filed with this report on Form 8-K.

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    Exhibit
      NO.                                 DESCRIPTION
     ----                                 -----------
            2(e) Plan and Agreement of Merger, dated May 11, 1999 between Esenjay Exploration, Inc. and 3DX Technologies Inc., incorporated by reference to Esenjay's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 1999, wherein the same appeared as Exhibit A.

            2(f) Amendment No. 1, dated August 20, 1999, to the Plan and Agreement of Merger, dated May 11, 1999, between Esenjay Exploration, Inc. and 3DX Technologies Inc., incorporated by reference to Esenjay's Post-Effective Amendment No. 1 to Form S-4 Registration Statement filed with the Securities and Exchange Commission on August 23, 1999, wherein the same appeared as Exhibit 2(f).

            4(b) Certificate of Designation for Esenjay Series A Convertible Preferred Stock, incorporated by reference to Esenjay's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 1999, wherein the same appeared as Exhibit B.

          *23(a)         Consent of Arthur Andersen LLP.

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*   Filed herewith


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 8, 1999                    ESENJAY EXPLORATION, INC.



                                          By: /s/ DAVID B. CHRISTOFFERSON
                                          -------------------------------------
                                          David B. Christofferson, Senior
                                          Vice President, General Counsel and
                                          Principal Financial Officer


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